Institutional Class Shares VMLIX
Advisor Class Shares VMLPX

Vertical Capital MLP & Energy
Infrastructure Fund

A series of the
Vertical Capital Investors Trust

SUMMARY PROSPECTUS
 March 30, 2015
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.ncfunds.com.  You can also get this information at no cost by calling 1-855-609-VCAM(8226) or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Vertical Capital MLP & Energy Infrastructure Fund seeks long-term capital appreciation and current income through a diversified portfolio of investments in energy infrastructure and master limited partnerships ("MLP").
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section "Purchasing Shares" in this prospectus and the section "Additional Purchase and Redemption Information" in the Fund's statement of additional information.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	5.75%
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses[1]
	Institutional	Advisor
Management Fees	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses[2]	0.70%	0.70%
Total Annual Fund Operating Expenses	1.70%	1.95%
Fee Waiver and/or Expense Limitation[2]	0.20%	0.20%
Net Annual Fund Operating Expenses	1.50%	1.75%
1.    Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.    The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and, as applicable to Advisor Class shares, 12b-1 fees under the Rule 12b-1 distribution plan) to not more than 1.50% of the average daily net assets of the Fund through April 30, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:
•	You invest $10,000 in the Fund for the periods shown;
•	You reinvest all dividends and distributions;
•	You redeem all of your shares at the end of those periods;
•	You earn a 5% return each year;
•	The Fund's operating expenses remain the same; and
•	The Expense Limitation Agreement will remain in effect for only the contractual period of one year.
Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Vertical Capital MLP & Energy Infrastructure Fund	1 Year	3 Years
Institutional Class	$150	$466
Advisor Class	$750	$1,097
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and therefore has no portfolio turnover to report.
PRINCIPAL INVESTMENT STRATEGIES
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus amounts borrowed for investment purposes) in MLP Positions (as defined below) that invest in or hold interests in the energy sector.  The Fund defines "MLP Positions" as equity securities of "MLP affiliates" which the Fund's sub-advisor defines as entities issuing MLP I-Shares, securities that represent indirect investments in MLPs (including common shares of corporations that own, directly or indirectly, MLP general partner interests and other investment companies that invest in MLPs), general partners of MLPs and other entities that may own interests of MLPs, infrastructure companies, and other similar investments taxed as a c-corporation. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 25 to 35 high quality MLP Positions which the Fund's sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund will concentrate (i.e., invest more than 25% of its net assets) in securities of companies in the energy industry. The Fund attempts to primarily invest in MLP Positions that focus on midstream energy infrastructure and the transportation, storage and gathering & processing of oil, natural gas, natural gas liquids and other hydrocarbons. MLP Positions may also be engaged in one or more aspects of the exploration, production, marketing, or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The Fund invests without restriction as to issuer capitalization or country.
The Fund's sub-advisor, MAI Capital Management, LLC (the "Sub-Advisor"), seeks to identify a portfolio of high quality MLP Positions. In managing the Fund's assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.
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The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

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Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs' management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company's shares issued and available to be traded by the general public).

•	The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor's assessment of the durability of their cash flows, relative market valuation and growth potential.
The Sub-Advisor will sell an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.
Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under Section 7704 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. To qualify as a master limited partnership, a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include, among others, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.
Additional information on MLPs and MLP I-shares ("I-Shares"), which represent ownership interests issued by MLP affiliates, can be found in the section entitled "More About the Fund's Investment Strategies and Risks."
The Sub-Adviser intends to invest in MLP Positions and manage the Fund's assets so that the Fund will qualify as a "regulated investment company" or "RIC" under Subchapter M of the Code, as opposed to a "C" corporation, for tax purposes.  The Sub-Adviser will invest the Fund's assets so no more than 25% of the Fund's assets are invested directly in MLPs.  The Fund will invest in other MLP Positions, including the securities of general partners of MLPs to limit the Fund's direct investment in MLPs while seeking to achieve the Fund's investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
MLP Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk. . Moreover, the value of the Fund's investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.
Industry Specific Risk. The MLPs in which the Fund invests also are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP;
•	Slowdowns in new construction and acquisitions can limit growth potential;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact an MLP's ability to make distributions;
•	Changes in the regulatory environment could adversely affect the profitability of MLPs;
•	Extreme weather and environmental hazards could impact the value of MLP securities;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists on energy assets could impact the market for MLPs.

Energy Industry Concentration Risks. A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

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Commodity Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•	Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.

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Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

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Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

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Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs' cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

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Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

Concentration Risk. Under normal circumstances, the Fund concentrates its investments in MLPs and the energy infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and Amex, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund's ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company's fees and expenses including the duplication of advisory and other fees and expenses. The Fund's investment in MLPs presents unusual challenges in qualifying each year as a "regulated investment company" (a "RIC") under the Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund's taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund's expenses will reduce its performance and its income available for distribution to shareholders.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently your investment in the Fund and lower income.

Regulatory Risk. The Fund is subject to the risk that changes in the laws, regulations and/or related interpretations relating to the Fund's investments in MLPs or other instruments could increase the Fund's expenses or otherwise impact a Fund's ability to implement its investment strategy.

Model Risk. The Sub-Advisor's investment models may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy.
General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.
Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity's operations. The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder. A return of capital represents a return of a shareholder's original investment in Fund shares (net of fees paid thereon), and should not be confused with a dividend from earnings and profits.

New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is Vertical Capital Asset Management, LLC. The Fund's investment sub-advisor is MAI Capital Management, LLC. The Fund's portfolio will be managed on a day-to-day basis by Co-Portfolio Managers Jason Putnam, Michael R. Wagner, John Zaller, and Gerald H. Gray. Mr. Putman serves as the lead portfolio manager and is a Managing Director at MAI. Mr. Wagner is a Managing Director at MAI.  Mr. Gray and Mr. Zaller are Managing Directors and the Co-Chief Investment Officers of MAI. Messrs. Putman, Wagner, Zaller and Gray have managed the Fund since December 16, 2014.
PURCHASE AND SALE OF FUND SHARES
You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $25,000 for the Institutional class of shares and $1,000 for the Advisor class of shares. The minimum subsequent investment is $250, although the minimums may be waived or reduced in some cases.
Purchase orders by mail should be sent to Vertical Capital MLP & Energy Infrastructure Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Please call the Fund at 1-855-609-VCAM (8226) to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Vertical Capital MLP & Energy Infrastructure Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27804.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-855-609-VCAM (8226) to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.